Exhibit 32.1

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned Dairy Global, the President, Chief Executive Officer and Chief Financial Officer of Rebornne (USA), Inc., (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1. The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

REBORNNE (USA), INC.

Date: November 22, 2010	By:	/s/ Dairy Global
Dairy Global
President,
Chief Executive Officer, Chief Financial Officer